Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated September 12, 2011

to

Prospectus dated May 12, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common shares.

Status of Our Ongoing Public Offering

Since commencing our initial public offering and through September 12, 2011, we have sold 1,092,071 common shares for gross proceeds of approximately $10.5 million. As of September 12, 2011, we had raised total gross proceeds of approximately $30.7 million, including proceeds of approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and individuals and entities affiliated with FS Advisor and GSO.

The following table summarizes the sales of our common shares beginning with our semi-monthly closing on August 1, 2011 through and including our semi-monthly closing on September 1, 2011:

Date of Semi-Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
August 1, 2011(1)	215,598	$9.75	$2,101,696
August 16, 2011	254,068	9.91	2,518,590
September 1, 2011(2)	292,712	9.91	2,901,084
	762,378	$9.87	$7,521,370

(1)

The number of shares sold and gross proceeds for our August 1, 2011 semi-monthly closing include 1,750 common shares purchased through our distribution reinvestment plan at an average price per share of $9.50, for gross proceeds of approximately $16,621.

(2)

The number of shares sold and gross proceeds for our September 1, 2011 semi-monthly closing include 4,905 common shares purchased through our distribution reinvestment plan at an average price per share of $9.50, for gross proceeds of approximately $46,600.

Portfolio Update

As of August 31, 2011, our investment portfolio consisted of interests in 16 portfolio companies with an average annual EBITDA of approximately $400.2 million.  As of August 31, 2011, the investments in our portfolio were purchased at an average price of 99.9% of par value, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 8.9% based upon the purchase price of our investments.  We intend to continue to add securities to our portfolio as our offering progresses.  The following is our investment portfolio as of August 31, 2011:

		Date of Most	Principal	Amortized
		Recent	Amount	Cost
Portfolio Company(a)	Industry	Purchase	(in thousands)	(in thousands)
Senior Secured Loans - First Lien - 40.4%
Hudson Products Holdings Inc., L+450, 3.0% LIBOR Floor, 8/25/15	Service & Equipment	Jul-11	$1,693	$1,609
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17(b)	Upstream	Jul-11	1,500	1,511
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 4/30/16(b)	Service & Equipment	Jul-11	1,602	1,606
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/15/12(b)	Service & Equipment	Aug-11	2,000	1,935
Dynegy Holdings Inc. (CoalCo), L+775, 1.5% LIBOR Floor, 8/1/17(b)	Power	Aug-11	1,575	1,544
Dynegy Holdings Inc. (GasCo), L+775, 1.5% LIBOR Floor, 8/1/17(b)	Power	Aug-11	2,925	2,867
Total Senior Secured Loans - First Lien			11,295	11,073

Senior Secured Loans - Second Lien - 21.6%
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/15/18(b)	Service & Equipment	Jul-11	2,500	2,575
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 1/7/16(b)	Upstream	Jul-11	1,500	1,515
Astoria Generating Co., L.P., L+375, 8/23/13(b)	Power	Aug-11	2,000	1,822
Total Senior Secured Loans - Second Lien			6,000	5,911

Senior Secured Bonds - 13.8%
Quicksilver Resources Inc., 7.1%, 4/1/16(b)	Upstream	Jul-11	1,250	1,253
Homer City Funding LLC, 8.1%, 10/1/19(b)	Power	Jul-11	1,600	1,497
United Refining Co., 10.5%, 2/28/18(b)	Downstream	Jul-11	1,000	1,030
Total Senior Secured Bonds			3,850	3,780

Subordinated Debt / Other - 24.2%
NRG Energy, Inc., 8.3%, 9/1/20(b)	Power	Jul-11	1,250	1,290
Chaparral Energy LLC, 8.9%, 2/1/17(b)	Upstream	Jul-11	1,750	1,810
Sand Ridge Energy, Inc., 7.5%, 3/15/21(b)	Upstream	Jul-11	1,250	1,312
Antero Resources Corp., 9.4%, 12/1/17(b)	Upstream	Jul-11	2,000	2,198
Total Subordinated Debt / Other			6,250	6,611

TOTAL INVESTMENTS - 100.0%			$27,395	$27,375

Total Return Swap	Notional Amount	Unrealized Appreciation (Depreciation)
Citibank TRS Facility	$14,086	$(402)

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Security is held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch.

No portfolio investments were sold between July 18, 2011 and August 31, 2011.  The table below shows portfolio investments that experienced a repayment in excess of 1% of the position’s value between July 18, 2011 and August 31, 2011.

Security	Weighted Average Purchase Price(1)	Weighted Average Disposition Price(1)	Paydown Amount	Transaction Type
Star West Generation LLC, 11.0% PIK, 5/17/18	100.0%	101.0%	$3,088,334	Paydown
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 4/30/16	100.3%	100.0%	$97,686	Paydown

(1)   As a percentage of par value.